Exhibit 31.1

                          CERTIFICATION PURSUANT TO
             RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934,
                            AS ADOPTED PURSUANT TO
                SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, D. M. Ervine, Chairman, President, Chief Executive Officer and Chief Operating Officer of the Company, certify that:

1.	I have reviewed this annual report on Form 10-K/A of VSE Corporation
(the "Registrant");

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report;

4.	The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and we have:

        (a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

        (b)	evaluated the effectiveness of the Registrant's disclosure
                controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

        (c)	disclosed in this annual report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5.	The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of Registrant's Board of Directors (or persons performing the equivalent function):

        (a) 	all significant deficiencies and material weaknesses in the
                design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

        (b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.



Dated: April 3, 2006                              /s/ D. M. Ervine
                                                  ___________________________
                                                  D. M. Ervine
                                                  Chairman, President,
                                                  Chief Executive Officer and
                                                  Chief Operating Officer